UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2016

ALERE INC.
(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts  02453
(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 29, 2016, Alere Inc. (the “Company”) commenced consent solicitations relating to the Company’s 6.500% Senior Subordinated Notes due 2020, 6.375% Senior Subordinated Notes due 2023 and 7.250% Senior Notes due 2018 (collectively, the “Notes”). The consent solicitations were made to holders of record of the Notes as of 5:00 p.m., New York City time, on April 28, 2016.

On May 10, 2016, the Company issued a press release announcing the successful completion of its consent solicitations relating to the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Company solicited consents from holders of each series of Notes to extend the deadline for delivery of certain financial information and to waive, in each case (i) through and until 5:00 p.m., New York City time, on May 31, 2016 (such time and date, the “Initial Waiver Date”), (ii) through and until 5:00 p.m., New York City time, on July 15, 2016 (such time and date, the “Extended Waiver Date”) if uncured immediately prior to the Initial Waiver Date and (iii) through and until 5:00 p.m., New York City time, on August 31, 2016 (such time and date, the “Third Waiver Date”) if uncured immediately prior to the Extended Waiver Date, any default or event of default that occurred, is continuing or may occur under the indentures under which the Notes were issued (and its consequences) in connection with any failure to timely file with the Securities and Exchange Commission (the “SEC”) or to timely furnish to the relevant trustees pursuant to the indentures, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and the Company’s subsequent Quarterly Reports on Form 10-Q (the “Failures to File”).

As of 5:00 p.m., New York City time, on May 9, 2016 (the “Expiration Date”), consents were received from holders in respect of a majority in aggregate principal amount of the outstanding Notes of each series for the adoption of the waivers. The Company has caused to be paid to each holder who validly delivered (and did not validly revoke) a consent prior to the Expiration Date a cash payment equal to $5.00 for each $1,000 aggregate principal amount of such holder’s Notes.  If any default or event of default remains uncured immediately prior to the Initial Waiver Date in connection with any of the Failures to File, the Company will pay or cause to be paid (on or prior to the Initial Waiver Date) an additional cash payment (the “Additional Consent Fee”) equal to $5.00 for each $1,000 aggregate principal amount of such holder’s Notes.  If any default or event of default remains uncured immediately prior to the Extended Waiver Date in connection with any of the Failures to File, and the Company provides certain estimated financial information for fiscal year 2015 and the first quarter of 2016, the Company will pay or cause to be paid (on or prior to the Extended Waiver Date) a further cash payment (the “Third Consent Fee”) equal to $5.00 for each $1,000 aggregate principal amount of such holder’s Notes.

On or prior to May 16, 2016, the Company intends to deposit with D.F. King & Co., Inc. (“D.F. King”), as paying agent for the consent solicitations, the expected aggregate amount of the Additional Consent Fee that, if the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 is not filed with the SEC or furnished to the relevant trustees prior to the Initial Waiver Date, would be payable to holders of the Notes who provided their consent in accordance with the terms and conditions of the applicable consent solicitation (such funds, the “Deposited Funds”). In connection with the deposit, the Company intends to deliver an irrevocable instruction letter (the “Irrevocable Instructions”) to D.F. King with instructions to pay to each holder of the Notes such holder’s Additional Consent Fee on the Initial Waiver Date, subject to the terms and conditions of the applicable consent solicitation, unless the Company provides notice to D.F. King prior to the Initial Waiver Date that it has filed with the SEC or furnished to the relevant trustees the Annual Report on Form 10-K for the fiscal year ended December 31, 2015.  If such notice is delivered, the Irrevocable Instructions will instruct D.F. King to return the Deposited Funds to the Company, and no Additional Consent Fee will be paid to any holders of the Notes.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by Alere Inc., dated May 10, 2016.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue,” “goal” or similar words.  A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements.  These factors include, but are not limited to, (i) the risk that the review of certain aspects of the timing of revenue recognition is not completed in a timely manner; (ii) the risk that the failure by the Company to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 or the Company’s subsequent Quarterly Reports on Form 10-Q in a timely manner could lead to the acceleration of the maturity of certain of Alere’s indebtedness; (iii) the possibility that our analysis of certain aspects of the timing of revenue recognition uncovers an error or errors in revenue recognition which require adjustment which may be material, or material weaknesses in the Company’s internal controls over financial reporting; (iv) risks relating to the ongoing investigations by the United States Securities and Exchange Commission (the “SEC”) and the United States Department of Justice; (v) the risk that these or other risk factors impact the expected timing of the filing of the Annual Report on Form 10-K for the year ended December 31, 2015 or subsequent Quarterly Reports on Form 10-Q and (vi) the risk factors detailed in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2014 (as filed with the SEC on March 5, 2015, as amended on April 30, 2015, May 28, 2015 and November 13, 2015) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans, goals, and estimates at the date of this report.  We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: May 10, 2016	By:	/s/ Douglas Barry
Douglas Barry
Associate General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by Alere Inc., dated May 10, 2016.